                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                           BERTUCCI'S, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                BERTUCCI'S, INC.
               Notice of the 1997 Annual Meeting of Stockholders
                                  May 13, 1997

To the Stockholders:

       The 1997 Annual Meeting of the Stockholders of BERTUCCI'S, INC. will be held on Tuesday, May 13, 1997, at 10:00 a.m. at Sal and Vinnie's Sicilian Steakhouse located at 776 Providence Highway, Norwood, Massachusetts, for the following purposes:

      1. To elect Robert L. Lestina, Jr., and James Westra as Directors, each to serve for a term of three years as is more fully described in the attached Proxy Statement.

      2. To consider and act upon a proposal to adopt the Company's 1997 Stock Option Plan pursuant to which the number of shares reserved for issuance under such plan will be 250,000 shares of Common Stock.

      3. To consider and act upon a proposal to amend the Company's 1993 Stock Option Plan for Non-Employee Directors pursuant to which the number of shares reserved for issuance under such plan will be increased from 75,000 shares of Common Stock to 155,000 shares of Common Stock.

      4. To consider and act upon a proposal to amend and restate the Company's 1992 Stock Purchase Plan pursuant to which (i) the number of shares reserved for issuance under such plan will be increased from 100,000 shares of Common Stock to 200,000 shares of Common Stock and (ii) the term of said Plan will be extended indefinitely.

      5. To consider and act upon any other business which may properly come before the meeting.

       The Board of Directors has fixed the close of business on March 21, 1997, as the record date for the meeting. All stockholders of record on that date are entitled to notice of and to vote at the meeting.

       PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON.

                                          By order of the Board of Directors

                                          JAMES WESTRA, Clerk

Wakefield, Massachusetts
April 16, 1997

                                BERTUCCI'S, INC.
                                PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Bertucci's, Inc. (the "Corporation"), for use at the 1997 Annual Meeting of Stockholders to be held on Tuesday, May 13, 1997, at the time and place set forth in the notice of the meeting, and at any adjournments thereof. The approximate date on which this Proxy Statement and form of proxy are first being sent to stockholders is on or about April 16, 1997.

       If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the stockholders. If no instructions are specified with respect to any particular matter to be acted upon, proxies will be voted in favor thereof. Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the meeting, or by giving written notice of revocation to the Clerk of the Corporation at any time before the proxy is exercised.

       The holders of a majority in interest of all Common Stock issued, outstanding, and entitled to vote are required to be present in person, or be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. The election of the nominees for Director will be decided by plurality vote. The affirmative vote of the holders of at least a majority of the shares of Common Stock voting in person or by proxy at the meeting are required to approve all other matters listed in the notice of meeting.

       The Corporation will bear the cost of the solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, telegraph, and in person, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy materials to their principals at the expense of the Corporation.

       The Corporation's principal executive offices are located at 14 Audubon Road, Wakefield, Massachusetts 01880, telephone number (617) 246-6700.

                       RECORD DATE AND VOTING SECURITIES

       Only stockholders of record at the close of business on March 21, 1997, are entitled to notice of and to vote at the meeting. On that date, the Corporation had, outstanding and entitled to vote, 8,806,650 shares of Common Stock, par value $.005 per share. Each outstanding share of the Corporation's Common Stock entitles the record holder to one vote.

                             ELECTION OF DIRECTORS

       Pursuant to the Articles of Organization of the Corporation and Massachusetts law, the Board of Directors is divided into three classes, with each class as nearly equal in number as possible. One class is elected each year for a term of three years. It is proposed that the nominees listed below, whose terms expire at this meeting, be elected to serve a term of three years and until their respective successors are duly elected and qualified, or until he sooner dies, resigns, or is removed. The Corporation presently has a Board of Directors of five members.

       The persons named in the accompanying proxy will vote, unless authority is withheld, for the election of the nominees named below. In the event that the nominee(s) should become unavailable for election, which is not anticipated, the persons named in the accompanying proxy will vote for such substitute nominee(s) as the Board of Directors may recommend. The nominees are not related to any Executive Officer of the Corporation or its subsidiaries.

       Nominees. Set forth below are the nominees for election as Director and certain information about them.

                                      Year First
                                       Elected a        Position With the Corporation or Principal
Name of Nominee             Age        Director            Occupation During the Past Five Years
----------------------  -----------  -------------  ---------------------------------------------------

Nominated for a term
ending in 2000:

Robert L. Lestina, Jr.          55          1987    Retired since December 1994. Previously, for more
                                                    than five years, employed in the Venture Capital
                                                    Division of Allstate Insurance Company. Director of
                                                    Portage Industries Corporation (a thermoplastic
                                                    processor).

James Westra                    45          1993    Attorney, shareholder in the law firm of Hutchins,
                                                    Wheeler & Dittmar, A Professional Corporation.

       Other Directors. Set forth below are the Corporation's other directors and certain information about them.

                                      Year First
                                       Elected a        Position With the Corporation or Principal
Name of Director            Age        Director            Occupation During the Past Five Years
----------------------  -----------  -------------  ---------------------------------------------------

Serving a term ending
in 1999:

E. Bulkeley Griswold            58          1990    General Partner of MarketCorp Ventures, Limited
                                                    Partnership, the general partner of MarketCorp
                                                    Ventures Associates, Limited Partnership, a venture
                                                    capital fund, since September 1983. Director of
                                                    Scan Optics (which is in the optical character
                                                    business) and Investor Preference Fund (a fixed
                                                    income mutual fund service). Public Board Member,
                                                    New York Mercantile Exchange.

Allan J. Steinmetz              45          1996    Senior Vice President, Director of Marketing of
                                                    Arthur D. Little, a worldwide management/technology
                                                    consulting firm, since 1993. Member of the United
                                                    States Postal Service Marketing Advisory Council.
                                                    Former Associate Partner of Marketing of Andersen
                                                    Consulting (1991-1993).

Serving a term ending
in 1998:

Joseph Crugnale                 46          1984    Chairman of the Board since May 1991. President of
                                                    the Corporation since 1984.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

       During fiscal 1996, there were four meetings of the Board of Directors of the Corporation. All of the Directors attended at least 75% of the aggregate of
(i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by committees of the Board of Directors on which they served. The Board of Directors did not have a nominating committee or a compensation committee in fiscal 1996, but appointed a compensation committee on January 19, 1997, which consists of Joseph Crugnale, E. Bulkeley Griswold and James Westra.

       The Audit Committee of the Board of Directors reviews, with the Corporation's independent auditors, the scope of the audit for the year, the results of the audit when completed, and the independent auditors' fees for services performed. The Audit Committee also recommends independent auditors to the Board of Directors and reviews, with management, various matters related to its internal accounting controls. The present members of the Audit Committee are Robert L. Lestina, Jr., and E. Bulkeley Griswold, both of whom became members of the Audit Committee in May 1991. The Audit Committee was formed in 1991 in anticipation of the Corporation's initial public offering. The Audit Committee met on one occasion in 1996 to review the audit for the Corporation's 1995 fiscal year.

       The Corporation also has an Employee Option Committee, whose purpose is to administer the Corporation's 1987 Amended and Restated Stock Option Plan and the Corporation's Amended and Restated Time Accelerated Restricted Stock Option Plan. The members of such Committee are Messrs. Lestina and Griswold. The Employee Option Committee met on one occasion in 1996.

       The Corporation also has a Director Option Committee to administer the Bertucci's, Inc., 1993 Stock Option Plan for Non-Employee Directors (the "1993 Director Plan"). The members of such Committee are Messrs. Crugnale and Lestina. The Director Option Committee met on one occasion in 1996.

       Each Director is entitled to receive from the Corporation a payment of $1,000 for each meeting of the Board of Directors that such Director attends, and is entitled to receive options to purchase 3,000 shares of Common Stock of the Corporation per year. In addition, the Corporation has agreed to reimburse the Directors for expenses incurred in connection with attending meetings of the Board of Directors.

       1993 Stock Option Plan for Non-Employee Directors. The 1993 Director Plan provides for the granting of non-qualified options in such amounts, on such terms, and to such non-employee directors of the Corporation as the administrators of the 1993 Director Plan, in accordance with the terms of the 1993 Director Plan, may select. A total of 75,000 shares of Common Stock are reserved for issuance pursuant to the 1993 Director Plan. On May 12, 1993, options to purchase 4,500 shares of the Corporation's Common Stock were granted to Mr. Griswold at an exercise price of $15.75 per share. On August 19, 1993, options to purchase 4,500 shares of the Corporation's Common Stock were granted to Mr. Westra at an exercise price of $21.25 per share. On May 10, 1994, options to purchase 4,500 shares of the Corporation's Common Stock were granted to each of Messrs. Griswold and Westra, each at an exercise price of $16.50 per share. On May 13, 1996, options to purchase 3,000 shares of the Corporation's Common Stock were granted to each of Messrs. Griswold, Westra, Lestina, and Steinmetz, each at an exercise price of $6.6875 per share.

                   SECURITY OWNERSHIP OF PRINCIPAL HOLDERS OF
                   VOTING SECURITIES, DIRECTORS, AND OFFICERS

       The following information is furnished as of March 21, 1997, with respect to Common Stock of the Corporation beneficially owned, within the meaning of Rule 13d-3, by any person who is known by the Corporation to be the beneficial owner of more than five percent of any class of voting securities of the Corporation, all Directors of the Corporation and nominees, each Named Executive Officer and by all Directors and executive officers of the Corporation as a group. Unless otherwise indicated, the named individuals held sole voting and investment power over the shares listed below.

Name and Address of Beneficial Owner
and Name of Director or                                       Amount and Nature of     Percent
Executive Officer                             Title of Class  Beneficial Ownership    of Class
--------------------------------------------  --------------  ---------------------  -----------

Joseph Crugnale                                 Common Stock       2,177,710(1)            24.7%
 567 Concord Avenue
 Belmont, MA 02178

E. Bulkeley Griswold                            Common Stock          19,000(2)               *

Robert L. Lestina, Jr.                          Common Stock           6,000(3)               *

James Westra                                    Common Stock          16,499(4)               *

Allan J. Steinmetz                              Common Stock           3,000(5)               *

Theodore R. Barber                              Common Stock           7,400(6)               *

Norman S. Mallett                               Common Stock          78,000(7)               *

All Directors and officers as a group (10       Common Stock       2,449,120(8)            27.2%
 persons)

------------------------

*   Less than 1.0%

(1) Of such shares, 2,938 shares are held in trusts for the benefit of Mr. Crugnale's minor children.

(2) Of such shares, 12,000 are purchasable by Mr. Griswold under options presently exercisable or exercisable within 60 days of March 21, 1997, and 7,000 are held by Mr Griswold's 401(k) plan.

(3) Of such shares, 3,000 are purchasable by Mr. Lestina under options presently exercisable or exercisable within 60 days of March 21, 1997. In addition, Mr. Lestina holds 3,000 of such shares jointly with his wife.

(4) Of such shares, 2,600 shares are held in the Hutchins, Wheeler & Dittmar Profit Sharing Trust, in which Mr. Westra has a beneficial interest, 12,000 are purchasable by Mr. Westra under options presently exercisable or exercisable within 60 days of March 21, 1997, and 1,899 shares are held by Mr. Westra's wife. Mr. Westra disclaims beneficial ownership of the shares held by his wife.

(5) All of these shares are purchasable under options presently exercisable or exercisable within 60 days of March 21, 1997.

(6) Of such shares, 6,400 are purchasable under options presently exercisable or exercisable within 60 days of March 21, 1997.

(7) Of such shares, 25,000 shares are purchasable by Mr. Mallett under options presently exercisable.

(8) Included in this figure are 188,250 shares purchasable by certain officers and Directors under options presently exercisable or exercisable within 60 days of March 21, 1997.

                               BOARD OF DIRECTORS
                        REPORT ON EXECUTIVE COMPENSATION

       The Corporation's executive compensation is supervised by the Board of Directors. Compensation paid to the Corporation's executive officers is intended to reflect the responsibility associated with each executive's position, the past performance of the specific executive, the goals of management, and the profitability of the Corporation.

       Executive compensation is designed to be competitive within the restaurant industry and other companies of comparable size and in order to attract and retain talented and motivated individuals in key positions. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Corporation performance, as well as individual performance. The Board of Directors will exercise its discretion to set compensation where, in its judgment, external or individual circumstances warrant it. The compensation of Mr. Crugnale, the Chief Executive Officer, consists of a base salary pursuant to his employment agreement with the Company and a bonus payable at the discretion of the Board of Directors. Although Mr. Crugnale's bonus compensation is not directly tied to any particular measurement of the financial performance of the Corporation during the Corporation's fiscal year, the Board of Directors does exercise discretion in assessing the Corporation's performance and adjusting the compensation of the Chief Executive Officer accordingly.

       The Corporation utilizes a compensation system comprised of base salaries, quarterly bonuses, and stock option awards.

       The Board of Directors reviews executive officer compensation annually.

       Executive officers are eligible to receive quarterly cash bonuses upon achievement of predetermined performance targets.

       The Employee Option Committee may award stock options under the Corporation's Amended and Restated Time Accelerated Restricted Stock Option Plan and the Corporation's Amended and Restated 1987 Stock Option Plan to executive officers of the Corporation. Stock options under each of these plans are designed to provide incentive to the Corporation's employees to increase the market value of the Corporation's stock, thus linking corporate performance and stockholder value to executive compensation.

       Amended and Restated Time Accelerated Restricted Stock Option Plan. The Corporation's Amended and Restated Time Accelerated Restricted Stock Option Plan, which amended and restated, in its entirety, the Time Accelerated Restricted Stock Option Plan adopted by the Board of Directors and the stockholders of the Corporation in 1989 (as so amended and restated, the "TARSOP"), enables the Employee Option Committee (the "Committee") to grant options to members of senior management of the Corporation and its subsidiaries. As of March 21, 1997, options to purchase an aggregate of 43,000 shares of Common Stock were outstanding under the TARSOP.

       The TARSOP is administered by the Employee Option Committee, which took into account the position and responsibilities of the optionee being considered, the nature and value to the Corporation or its subsidiary of his or her service and accomplishments, his or her present and potential contributions to the success of the Corporation or its subsidiary, and such other factors as the Committee deemed relevant in determining who would be eligible under the TARSOP. The TARSOP provides for options to purchase up to an aggregate of 150,000 shares of Common Stock, and options to purchase all of such shares of Common Stock, at a price of $1.33 per share, have been granted outstanding under the TARSOP.

       The option price of $1.33 per share was the fair market value of the shares, as determined in good faith by the Committee on May 1, 1989, the date of grant of the options.

       Options granted under the TARSOP expire ten years and six months from the date of grant, subject to earlier termination if the optionee leaves the Corporation's employ or service, whether voluntarily, or by virtue of his or her death or disability. The TARSOP will terminate on December 8, 2000, unless sooner terminated by the Board of Directors of the Corporation.

       Amended and Restated 1987 Stock Option Plan. The 1987 Plan provides for the granting of "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options, each in such amounts, on such terms, and to such officers and other key employees of the Corporation as the administrators of the 1987 Plan, in accordance with the terms of the 1987 Plan, may select. In addition, the administrators of the 1987 Plan may grant stock appreciation rights ("SARs"), which may be part of an option's grant or at any time thereafter, to participants of the 1987 Plan. The 1987 Plan is administered by the Employee Option Committee, subject to the supervision and control of the entire Board. A total of 775,000 shares of Common Stock are currently reserved for issuance pursuant to the 1987 Plan. As of March 21, 1997, options to purchase an aggregate of 78,000 shares of Common Stock have been granted to two executive officers of the Corporation, none of whom are directors of the Corporation, at an exercise price of $1.17 per share. As of March 21, 1997, options to purchase an aggregate of 90,000 shares of Common Stock have been granted to two executive employees of the Corporation, none of whom are directors of the Corporation, at an exercise price of $6.80 per share. As of March 21, 1997, options to purchase 63,000 shares of Common Stock have been granted to five executive officers of the Corporation, none of whom are directors of the Corporation, at an exercise price of $4.875 per share. These options vest 25% per year, commencing on the second anniversary of the grant date and ending on the fifth anniversary of the grant date, and are intended to be "incentive stock options," as defined in
Section 422 of the Code. A SAR permits the holder to surrender any option or portion thereof which is then exercisable and receive, in exchange therefor, shares of Common Stock, cash, or a combination thereof. Such stock, cash, or combination will have an aggregate value equal to the fair market value of one share of Common Stock minus the purchase price specified in the option multiplied by the number of shares of Common Stock covered by the option or portion thereof which is surrendered. To date, no SARs have been granted under the 1987 Plan.

       The 1987 Plan will terminate on June 17, 1997, but the Board of Directors may, at any time, terminate, modify, or amend the 1987 Plan; provided, however, that the Board of Directors may not, without the approval of the Stockholders of the Corporation, increase the maximum number of shares for which options may be granted, change the designation of the class of persons eligible to receive options under the 1987 Plan, or make any other change in the 1987 Plan which requires stockholder approval under applicable law or regulations.

                                          BOARD OF DIRECTORS
                                          Joseph Crugnale
                                          E. Bulkeley Griswold
                                          Robert L. Lestina, Jr.
                                          Allan J. Steinmetz
                                          James Westra

                Comparison of Five Year-Cumulative Total Returns
                             Performance Graph for
                                BERTUCCI'S, INC.

     PREPARED BY THE CENTER FOR RESEARCH IN SECURITY PRICES
     Produced on 04/04/97 including data to 12/27/96
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                        CRSP TOTAL RETURNS INDEX FOR:
                                                                                                            Nasdaq Stock Market
                                                                                       BERTUCCI'S INC.           (US Companies)
12/24/91                                                                                           100                      100
12/27/91                                                                                       104.622                  102.961
01/28/92                                                                                       104.202                  113.161
02/28/92                                                                                        92.437                  115.481
03/27/92                                                                                        94.538                   110.29
04/28/92                                                                                        85.714                   101.86
05/28/92                                                                                        81.933                  105.739
06/26/92                                                                                        76.891                    99.54
07/28/92                                                                                        86.975                  104.479
08/28/92                                                                                        79.412                  102.975
09/28/92                                                                                        81.933                  105.278
10/28/92                                                                                        80.042                  110.188
11/27/92                                                                                        89.496                  119.168
12/28/92                                                                                        95.798                  122.232
01/28/93                                                                                       113.445                  127.396
02/26/93                                                                                        90.756                  122.928
03/26/93                                                                                        78.151                  124.779
04/28/93                                                                                        78.151                  120.461
05/28/93                                                                                       105.882                  128.321
06/28/93                                                                                        97.059                  128.779
07/28/93                                                                                        93.277                  129.251
08/27/93                                                                                       108.403                      134
09/28/93                                                                                        126.05                  139.523
10/28/93                                                                                       107.143                  141.929
11/26/93                                                                                       107.143                  138.544
12/28/93                                                                                       118.487                  140.146
01/28/94                                                                                        90.126                  146.092
02/28/94                                                                                        80.672                  145.478
03/28/94                                                                                        84.454                  141.835
04/28/94                                                                                         75.63                  134.366
05/27/94                                                                                        80.672                  134.697
06/28/94                                                                                        71.849                  129.346
07/28/94                                                                                        46.639                  130.941
08/26/94                                                                                        56.092                  140.772
09/28/94                                                                                        55.462                   140.11
10/28/94                                                                                        71.849                  143.399
11/28/94                                                                                        63.025                  138.084
12/28/94                                                                                        55.462                  137.561
01/27/95                                                                                        46.008                  140.789
02/28/95                                                                                        45.378                  147.505
03/28/95                                                                                        41.281                  153.577
04/28/95                                                                                        42.857                  156.658
05/26/95                                                                                        35.294                  162.099
06/28/95                                                                                        36.555                  171.253
07/28/95                                                                                        32.773                  187.246
08/28/95                                                                                        35.924                  187.905
09/28/95                                                                                        35.294                   195.41
10/27/95                                                                                        30.252                  191.526
11/28/95                                                                                        26.471                  196.378
12/28/95                                                                                        24.895                  195.155
01/26/96                                                                                         24.58                  194.539
02/28/96                                                                                         24.58                  206.968
03/28/96                                                                                        23.634                  204.855
04/26/96                                                                                        34.664                   222.57
05/28/96                                                                                        32.773                  232.244
06/28/96                                                                                        27.101                  223.056
07/26/96                                                                                         23.95                  203.013
08/28/96                                                                                        22.689                  216.883
09/27/96                                                                                         23.95                  231.692
10/28/96                                                                                         23.95                  227.245
11/27/96                                                                                        26.471                  241.591
12/27/96                                                                                        26.471                  242.629
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market
capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end,
is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/24/91.

                                                                                          NASDAQ Stocks
                                                                           (SIC 5800-5899 US Companies)
                                                                             Eating and drinking places
12/24/91                                                                                            100
12/27/91                                                                                        102.805
01/28/92                                                                                        115.933
02/28/92                                                                                        126.977
03/27/92                                                                                        128.446
04/28/92                                                                                        110.375
05/28/92                                                                                        110.619
06/26/92                                                                                        106.146
07/28/92                                                                                        114.502
08/28/92                                                                                        117.831
09/28/92                                                                                        128.429
10/28/92                                                                                        132.942
11/27/92                                                                                        150.036
12/28/92                                                                                        145.165
01/28/93                                                                                        146.879
02/26/93                                                                                        139.602
03/26/93                                                                                        139.935
04/28/93                                                                                        135.502
05/28/93                                                                                        155.285
06/28/93                                                                                        140.188
07/28/93                                                                                        137.299
08/27/93                                                                                        139.186
09/28/93                                                                                        147.684
10/28/93                                                                                        146.746
11/26/93                                                                                        142.946
12/28/93                                                                                        150.813
01/28/94                                                                                        152.441
02/28/94                                                                                        151.891
03/28/94                                                                                        149.225
04/28/94                                                                                        139.187
05/27/94                                                                                        131.607
06/28/94                                                                                        123.447
07/28/94                                                                                        123.962
08/26/94                                                                                        132.667
09/28/94                                                                                         129.23
10/28/94                                                                                        127.226
11/28/94                                                                                        112.947
12/28/94                                                                                        108.326
01/27/95                                                                                         114.85
02/28/95                                                                                        119.364
03/28/95                                                                                        119.059
04/28/95                                                                                        121.524
05/26/95                                                                                        130.327
06/28/95                                                                                        130.261
07/28/95                                                                                        140.172
08/28/95                                                                                        142.312
09/28/95                                                                                        141.202
10/27/95                                                                                        133.539
11/28/95                                                                                        137.719
12/28/95                                                                                        133.616
01/26/96                                                                                        128.591
02/28/96                                                                                         136.67
03/28/96                                                                                        146.273
04/26/96                                                                                          154.3
05/28/96                                                                                        152.873
06/28/96                                                                                        154.689
07/26/96                                                                                        134.949
08/28/96                                                                                         144.65
09/27/96                                                                                        141.513
10/28/96                                                                                        129.694
11/27/96                                                                                         136.81
12/27/96                                                                                        130.399
Notes:
A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market
capitalization on the previous trading day.
C. If the monthly interval, based on the fiscal year-end,
is not a trading day, the preceding trading day is used.
D. The index level for all series was set to $100.0 on 12/24/91.

                         BOARD OF DIRECTORS INTERLOCKS
                           AND INSIDER PARTICIPATION

       Messrs. Crugnale, Griswold, Lestina, and Westra served as members of the Board of Directors during all of fiscal 1996 and participated in Board of Directors' deliberations on executive compensation. Mr. Steinmetz was elected to the Board of Directors on May 14, 1996, and served as a Director for the remainder of fiscal 1996. Mr. Crugnale served as President and Chairman of the Board of the Corporation during fiscal 1996. Mr. Westra served as Clerk of the Corporation during fiscal 1996, but was not an employee of the Corporation or any of its subsidiaries during fiscal 1996. Neither Mr. Griswold nor Mr. Lestina was an officer or employee of the Corporation or any of its subsidiaries during fiscal 1996.

                     EXECUTIVE OFFICERS OF THE CORPORATION

       Information required by Item 7(b) of Schedule 14A with respect to executive officers of the Corporation is set forth below. The executive officers of the Corporation are elected annually by the Board of Directors and hold office until their successors are elected and qualified, or until their earlier removal or resignation.

       JOSEPH CRUGNALE, 46, has been the President of the Corporation since its founding in 1984. Mr. Crugnale is the former owner of Steve's Ice Cream, which, at the time he acquired it in 1977, was a one-store ice cream shop and which, when Mr. Crugnale sold it in 1983, had grown to a 26-store operation.

       THEODORE R. BARBER, 44, has been the Senior Vice President and Chief Operating Officer of the Corporation since January 1996. Mr. Barber began his employment with the Corporation in May 1994 as Vice President--Purchasing and Contract Administration. Previously, Mr. Barber had been the President and Chief Consultant for Theodore Barber & Co., a food facility consulting company, since 1992. Between 1990 and 1992, Mr. Barber was the Chief Consultant and Project Manager of Euro Disneyland in Paris, France.

       ANTHONY BALLETTA, 42, has been the Vice President--Operations of the Corporation since August 1995 and has served in different management capacities with the Corporation since 1991. Prior to joining the Corporation in 1991, Mr. Balletta had over 15 years of restaurant experience.

       EDWARD BUICE, 51, joined the Corporation as Vice President and General Counsel on March 20, 1995. Prior to joining the Corporation, Mr. Buice had been in private practice in Massachusetts since 1993. Mr. Buice served as Vice President, Secretary, and General Counsel of Uno Restaurant Corporation from 1989 to 1993. Mr. Buice was an in-house attorney for Church's Fried Chicken, Inc., from 1986 to 1987, and served as its Vice President and Corporate Counsel from 1987 to 1989.

       NORMAN S. MALLETT, 51, has been the Vice President-Finance, the Treasurer, and the Chief Financial Officer of the Corporation since 1991 and served as the Director of Finance of the Corporation from 1987 to 1991. Prior to joining the Corporation, Mr. Mallett had been employed for fifteen years by Shoney's South, Inc., a company in the restaurant business operating throughout the southeastern United States.

       JOSEPH TRIPODI, 45, has been Vice President-Real Estate Development of the Corporation since 1991. Mr. Tripodi served as the Corporation's General Manager from 1984 to 1991.

                             EXECUTIVE COMPENSATION

       The following table sets forth all compensation awarded to, earned by, or paid to the Corporation's Chief Executive Officer and each of the Corporation's executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for all services rendered in all capacities to the Corporation and its subsidiaries for the Corporation's three fiscal years ended December 28, 1996.

                           SUMMARY COMPENSATION TABLE

                                                                  Long-Term
                                        Annual                  Compensation
                                     Compensation              ---------------
Name and                 ------------------------------------      Options
Principal Position          Year      Salary(1)    Bonus(1)        Granted
-----------------------  -----------  ----------  -----------  ---------------

Joseph Crugnale,               1996   $220,388.70        N/A            N/A
President                      1995   $220,388.70        N/A            N/A
                               1994   $216,897.00  $   4,570            N/A

Norman S. Mallett,             1996   $109,491.20        N/A            N/A
Vice President-Finance         1995   $109,491.20        N/A         10,000
                               1994   $99,791.00   $   4,570            N/A

Theodore R. Barber,            1996   $126,683.77        N/A            N/A
Senior Vice President          1995   $91,200.51         N/A            N/A
and                            1994   $49,038.60         N/A            N/A
Chief Operating Officer

------------------------

(1) Salary and bonus amounts are presented in the year earned, however, the payment of such amounts may have occurred in other years.

                       OPTION GRANTS IN LAST FISCAL YEAR

       There were no option grants in fiscal 1996 to the named Executive
Officers.

                      AGGREGATED OPTION EXERCISES IN LAST
                     FISCAL YEAR AND 12/28/96 OPTION VALUES

       The following table provides information on the value of the named executive officer's unexercised options as of December 28, 1996.

                                                               Number of Unexercised         Value of in-the-Money
                              Shares                            Options at 12/28/96          Options at 12/28/96(1)
                             Acquired           Value      ------------------------------  --------------------------
Name                        On Exercise       Realized      Exercisable    Unexercisable   Exercisable  Unexercisable
-----------------------  -----------------  -------------  -------------  ---------------  -----------  -------------

Joseph Crugnale,
President                            0        $       0              0               0              0             0

Norman S. Mallett,
Vice-President--
Finance                              0        $       0         25,000           7,500     ($33,937.50)   $2,812.50

Theodore R. Barber,
Senior Vice President
and Chief Operating
Officer                              0        $       0          6,400           9,600      $2,400.00     $3,600.00

------------------------

(1) Value of unexercised stock options represents the difference between the exercise prices of the stock options and the closing price of the Corporation's Common Stock on NASDAQ National Market System on December 28, 1996.

                 APPROVAL OF AMENDMENT OF THE BERTUCCI'S, INC.
               1993 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

       There will be presented at the meeting a proposal to amend the Bertucci's, Inc. 1993 Stock Option Plan for Non-Employee Directors (the "1993 Non-Employee Plan"), which was adopted by the Corporation's Board of Directors on April 15, 1997, to provide for an increase in the aggregate number of shares that may be issued under the 1993 Non-Employee Plan from 75,000 shares of Common Stock to 155,000 shares of Common Stock. The Board of Directors recommends that the stockholders approve the amendment of the 1993 Non-Employee Plan. The affirmative vote of the holders of at least a majority of the Corporation's Common Stock voting in person or by proxy at the meeting will be required for such approval. Set forth below is a summary of the principal provisions of the 1993 Non-Employee Plan. A copy of the entire 1993 Non-Employee Plan is available from the Clerk of the Corporation upon request.

       Purpose. The 1993 Non-Employee Plan is intended to attract and retain the services of experienced and knowledgeable independent Directors who are not employees of the Corporation for the benefit of the Corporation and its stockholders and to provide additional incentive for them to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its Common Stock. The 1993 Non-Employee Plan provides for the grant of non-qualified options not intended to meet the requirements of
Section 422 of the Code for the purchase of an aggregate of 75,000 shares of the Corporation's Common Stock by the current non-employee Directors of the Corporation and by any other persons who are duly elected as non-employee Directors of the Corporation within the five-year period commencing on the date of adoption of the 1993 Non-Employee Plan.

       Terms of Options. The exercise price for options granted under the 1993 Non-Employee Plan shall be the mean between the high and low sales prices of the Corporation's Common Stock on the Nasdaq National Market System as reported in the Wall Street Journal on the date of the grant for the immediately preceding business day, provided that if the Common Stock is not then listed on the Nasdaq National Market System, the exercise price shall be the fair market value as determined by the Board of Directors.

       Options granted under the 1993 Non-Employee Plan shall not be exercisable prior to the first anniversary of the date of grant. In the event of a sale of all or substantially all of the stock or assets of the Corporation, such options shall vest and become immediately exercisable in full immediately prior to consummation of such transaction. No option shall be exercisable after ten years from the date on which it was granted.

       Options granted under the 1993 Non-Employee Plan are not assignable or transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The exercise price of options granted thereunder must be paid in full upon exercise. Payment may be made in cash or shares of the Common Stock of the Corporation already owned for a period of six months by the person exercising such option, or in some combination thereof.

       In the event of the death of an optionee, the option granted to such optionee under the 1993 Non-Employee Plan may be exercised, to the extent the optionee was entitled to do so on the date of his death, by the estate of such optionee or any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee. The option may be exercised at any time prior to the date on which the option expires by its terms.

       In the event that an optionee ceases to be a Director of the Corporation other than by virtue of his death, the option granted to such optionee may be exercised by him only to the extent that the right to exercise his option has accrued and is in effect. Such option may be exercised at any time prior to the date on which the option expires by its terms. Notwithstanding the foregoing, if termination as a Director was made by the Corporation for cause, the option covered under the 1993 Non-Employee Plan shall terminate immediately at the time the optionee ceases to be a Director of the Corporation.

       The 1993 Non-Employee Plan provides that the number of shares issuable thereunder shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or stock dividend.

       The 1993 Non-Employee Plan will terminate ten years from the date upon which it is approved by the stockholders, but the Board of Directors may at any time terminate, modify, or amend the Plan; provided, however, that no modification or amendment to the provisions of the 1993 Non-Employee Plan may be made more than once every six months other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to materially modify (i) the requirements for eligibility under the 1993 Non-Employee Plan, (ii) the timing of the grants of options to be granted under the 1993 Non-Employee Plan, or (iii) the number of Shares subject to options to be granted under the 1993 Non-Employee Plan. Any amendment to the provisions of the 1993 Non-Employee Plan which (i) materially increases the number of shares which may be subject to options granted under the 1993 Non-Employee Plan, (ii) materially increases the benefits accruing to Participants under the 1993 Non-Employee Plan, or (iii) materially modifies the requirement for eligibility to participate in the 1993 Non-Employee Plan, shall be subject to approval by the Corporation's stockholders. Termination, modification, or amendment of the 1993 Non-Employee Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him.

       The high and low sales prices of the Corporation's Common Stock on the Nasdaq National Market on March 21, 1997 were $5 3/4 and $5 1/2, respectively.

                        APPROVAL OF THE BERTUCCI'S, INC.
                             1997 STOCK OPTION PLAN

       There will be presented at the meeting a proposal to approve the Corporation's 1997 Stock Option Plan (the "1997 Plan"), which amendment was adopted by the Corporation's Board of Directors on April 15, 1997 to provide that the number of shares that may be issued under the 1997 Plan is 250,000. The Board of Directors recommends that the stockholders approve the amendment of the 1997 Plan. The affirmative vote of the holders of at least a majority of the Corporation's Common Stock voting in person or by proxy at the meeting will be required for such approval. Set forth below is a summary of the principal provisions of the 1997 Plan. A copy of the entire 1997 Plan is available from the Clerk of the Corporation upon request.

       Purpose. The 1997 Plan is intended to attract and retain the services of experienced and knowledgeable employees of the Corporation for the benefit of the Corporation and its stockholders and to provide additional incentive for them to continue to work for the best interests of the Corporation and its stockholders through continuing ownership of its Common Stock. The 1997 Plan provides for the grant of incentive options and non-qualified options not intended to meet the requirements of Section 422 of the Code for the purchase of an aggregate of 250,000 shares of the Corporation's Common Stock by the employees of the Corporation.

       Terms of Options. The exercise price for options granted under the 1997 Plan shall be the mean between the high and low sales prices of the Corporation's Common Stock on the Nasdaq National Market System as reported in the Wall Street Journal on the date of the grant for the immediately preceding business day, provided that if the Common Stock is not then listed on the Nasdaq National Market System, the exercise price shall be the fair market value as determined by the Board of Directors.

       Options granted under the 1997 Plan shall not be exercisable prior to the first anniversary of the date of grant and shall become exercisable as is set forth in option agreements executed pursuant to the 1997 Plan. In the event of a sale of all, or substantially all, of the stock or assets of the Corporation, such options shall vest and become immediately exercisable in full immediately prior to consummation of such transaction. No option shall be exercisable after ten years from the date on which it was granted.

       Options granted under the 1997 Plan are not assignable or transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The exercise price of options granted thereunder must be paid in full upon exercise. Payment may be made in cash or shares of the Common Stock of the Corporation already owned for a period of six months by the person exercising such option, or in some combination thereof.

       In the event of the death of an optionee, the option granted to such optionee under the 1997 Plan may be exercised, to the extent the optionee was entitled to do so on the date of his death, by the estate of such optionee or any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee. The option may be exercised at any time prior to the date on which the option expires by its terms.

       In the event that an optionee ceases to be an employee of the Corporation other than by virtue of his death, the option granted to such optionee may be exercised by him only to the extent that the right to exercise his option has accrued and is in effect. Such option, to the extent exercisable, may be exercised at any time prior to the date on which the option expires by its terms. Notwithstanding the foregoing, if termination as an employee was made by the Corporation for cause, the option covered under the 1997 Plan shall terminate immediately at the time the optionee ceases to be an employee of the Corporation.

       The 1997 Plan provides that the number of shares issuable thereunder shall be adjusted to prevent dilution in the event of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or stock dividend.

       The 1997 Plan will terminate on April 15, 2007, but the Board of Directors may at any time terminate, modify, or amend the Plan; provided, however, that no modification or amendment to the provisions of the 1997 Plan may be made more than once every six months other than to comply with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder, if the effect of such amendment or modification would be to materially modify
(i) the requirements for eligibility under the 1997 Plan, (ii) the timing of the grants of options to be granted under the 1997 Plan, or (iii) the number of Shares subject to options to be granted under the 1997 Plan. Any amendment to the provisions of the 1997 Plan which (i) materially increases the number of shares which may be subject to options granted under the 1997 Plan, (ii) materially increases the benefits accruing to Participants under the 1997 Plan, or (iii) materially modifies the requirement for eligibility to participate in the 1997 Plan, shall be subject to approval by the Corporation's stockholders. Termination, modification, or amendment of the 1997 Plan shall not, without the consent of an optionee, affect his rights under an option previously granted to him.

                APPROVAL OF AMENDMENT TO AND RESTATEMENT OF THE
                   BERTUCCI'S, INC. 1992 STOCK PURCHASE PLAN

       There will be presented at the meeting a proposal to amend the Bertucci's, Inc. 1992 Stock Purchase Plan (the "Purchase Plan"), which amendment was adopted by the Corporation's Board of Directors on April 15, 1997, (i) to provide for an increase in the aggregate number of shares in the Purchase Plan from 100,000 shares of Common Stock to 200,000 shares of Common Stock and (ii) to extend the term of said Plan indefinitely. The Board of Directors recommends that the stockholders approve the amendment to and restatement of to the Purchase Plan. The affirmative vote of the holders of at least a majority of the Corporation's Common Stock voting in person or by proxy at the meeting will be required for such approval. Set forth below is a summary of the principal provisions of the Purchase Plan. A copy of the entire Purchase Plan is available from the Clerk of the Corporation upon request.

Eligibility

       All persons employed by the Corporation or one of its subsidiaries for at least six (6) months are eligible to participate in the Purchase Plan, except
(i) persons whose customary employment is less than 20 hours per week or five
(5) months or less per year; (ii) persons who have been employed by the Corporation for less than six (6) months on the first day of the applicable purchase period, with the exception of persons previously eligible; and (iii) persons who are both officers of the Corporation and highly compensated employees within the meaning of Section 414(q) of the Code. Persons who are deemed for purposes of Section 423(b)(3) of the Code to own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or a subsidiary are ineligible to participate in the Purchase Plan.

Administration

       The Purchase Plan is administered by the Employee Stock Purchase Plan Committee of the Board of Directors consisting of not less than two (2) members appointed from time to time by the Board of Directors. Committee members are ineligible to participate under the Purchase Plan. The present members of such Committee are Robert L. Lestina, Jr. and Joseph Crugnale.

Amendment of the Plan

       Under its current terms, the Purchase Plan shall continue in effect through the Corporation's 1997 fiscal year; the Board of Directors recommends that the stockholders approve the extension of the Plan indefinitely, subject to the right of the Board of Directors to sooner terminate the Purchase Plan at any time. In the event of the expiration of the Purchase Plan or its termination, all options then outstanding under the Purchase Plan shall automatically be canceled and the entire amount credited to the account of each participant in the Purchase Plan shall be refunded to each such participant. In addition, the Board of Directors may amend the Purchase Plan at any time without the consent of the participants therein, but no such amendment shall adversely affect options previously granted and no such amendment may, without the approval of the stockholders, increase the total number of shares of Common Stock which may be purchased by all participants, change the class of participants eligible to receive options under the Purchase Plan, decrease the purchase price, extend a Purchase Period thereunder, or extend the term of the Purchase Plan.

Operation of the Plan

       There shall be two "Purchase Periods" within each calendar year, the first commencing on January lst of each calendar year and ending on June 30th of such calendar year, and the second commencing on July lst of such calendar year and continuing through December 31st of such calendar year. Eligible employees may elect to become participants in the Purchase Plan for a Purchase Period by completing a stock purchase agreement prior to the first day of the Purchase Period for which the election is made pursuant to which agreement, the participating employee authorizes regular payroll deductions of between 2% and 8% basic compensation amounting to such full percentage of the participant's basic compensation as the participant shall designate.

       The purchase price of shares of the Corporation's stock under the Purchase Plan is 85% of the average trading price for a share of Common Stock over the period from the business day immediately following the first day of the Purchase Period through the business day immediately preceding the relevant exercise date. Notwithstanding the foregoing sentence, the purchase price shall not be lower than the lesser of (i) 85% of the fair market value of a share of Common Stock for the business day immediately preceding the first day of the relevant Purchase Period, or (ii) 85% of such value for the business day immediately preceding the last day of the applicable Purchase Period. The number of shares which a participant may purchase under the option is the quotient of the aggregate payroll deductions in the Purchase Period authorized by the participant, divided by the purchase price, not to exceed 625 shares in any Purchase Period.

       All sums deducted from the basic compensation of participants will be credited to a stock purchase account established for each participant on the books of the Corporation, but prior to use of such funds for the purchase of shares of Common Stock in accordance with the Purchase Plan, the Corporation may use such funds for any valid corporate purpose.

Termination of Participation

       A participant has the right to cancel his or her participation in the Purchase Plan for a Purchase Period by delivering a notice of cancellation to the Corporation not later than ten (10) days before the exercise date for such Purchase Period. In the event of such cancellation, the participant will receive in cash the amount credited to his or her account. Any participant who so withdraws from the Purchase Plan may not be a participant during the next Purchase Period, but may participate during Purchase Periods thereafter.

       Upon the participant's termination of employment other than by virtue of death, his or her participation in the Purchase Plan shall cease and the entire balance credited to his or her account under the Purchase Plan shall be automatically refunded to him or her. Upon the death of a participant, his or her beneficiary shall have the right to either withdraw from the plan and receive the cash credited to such participant's account, or to remain in the Plan and receive at the end of the applicable period the number of shares which the decedent's accumulated payroll deductions will purchase at the applicable purchase price. In the event a participant is absent from work for a period due to such participant's temporary layoff or authorized leave of absence, such participant shall have the same rights as the beneficiary of a deceased participant, and in addition may elect to remain in the Purchase Plan to authorize deductions during his or her absence from work from payments by the Corporation to the participant during such absence, provided that the participant pays to the Corporation any deficit in such amounts deducted, and to exercise his or her option on the applicable exercise date.

Tax Consequences of Purchase Plan Participation

       Under the Code, an employee incurs no tax liability on the grant of an option to purchase shares under the Purchase Plan.

                 TAX EFFECTS OF STOCK OPTION PLAN PARTICIPATION

       Options granted under the 1997 Plan are intended to be either incentive stock options, as defined in Section 422 of the Code, or nonqualified stock options. Options granted under the 1993 Non-Employee Plan are nonqualified stock options.

       Incentive Stock Options. Except as provided below with respect to the alternative minimum tax, the optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. If the optionee holds the shares received pursuant to the exercise of the option for at least one year after the date of exercise and for at least two years after the option is granted, the optionee will recognize long-term capital gain or loss upon the disposition of the stock measured by the difference between the option exercise price (the stock's basis) and the amount received for such shares upon disposition.

       In the event that the optionee disposes of the stock prior to the expiration of the required holding periods (a "disqualifying disposition"), the optionee generally will realize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the option exercise or the sale price of the stock. The basis in the stock acquired upon exercise of the option will equal the amount of income recognized by the optionee plus the option exercise price. Upon eventual disposition of the stock, the optionee will recognize long-term or short-term capital gain or loss, depending on the holding period of the stock and the difference between the amount realized by the optionee upon disposition of the stock and the optionee's basis in the stock.

       For alternative minimum tax purposes, the excess of the fair market value of stock on the date of the exercise of the incentive stock option over the exercise price of the option is included in alternative minimum taxable income for alternative minimum tax purposes. If the alternative minimum tax applies to the optionee, an alternative minimum tax credit may reduce the regular tax upon eventual disposition of the stock.

       The Corporation will not be allowed an income tax deduction upon the grant or exercise of an incentive stock option. Upon a disqualifying disposition by the optionee of shares acquired upon exercise of the incentive stock option, the Corporation will be allowed a deduction in an amount equal to the ordinary income recognized by the optionee.

       Under the proposed regulations issued by the Internal Revenue Service, the exercise of an option with previously acquired stock of the Corporation will be treated as, in effect, two separate transactions. Pursuant to Section 1036 of the Code, the first transaction will be a tax-free exchange of the previously acquired shares for the same number of new shares. The new shares will retain the basis and, except, as provided below, the holding periods of the previously acquired shares. The second transaction will be the issuance of additional new shares having a value equal to the difference between the aggregate fair market value of all of the new shares being acquired and the aggregate option exercise price for those shares. Because the exercise of an incentive stock option does not result in the recognition by the optionee of income, this issuance will also be tax-free (unless the alternative minimum tax applies, as described above). The optionee's basis in these additional shares will be zero and the optionee's holding period for these shares will commence on the date on which the shares are transferred. For purposes of the one and two-year holding period requirements which must be met for favorable incentive stock option tax treatment to apply, the holding periods of previously acquired shares are disregarded.

       Nonqualified Stock Options. As in the case of incentive stock options, no income is recognized by the optionee on the grant of a nonqualified stock option. On the exercise by an optionee of a nonqualified option, generally the excess of the fair market value of the stock when the option is exercised over its cost to the optionee will be (a) taxable to the optionee as ordinary income and (b) deductible for income tax purposes by the Corporation. The optionee's tax basis in his stock will equal his cost for the stock plus the amount of ordinary income the optionee had to recognize with respect to the nonqualified stock option.

       The Internal Revenue Service will treat the exercise of a nonqualified stock option with already owned stock of the Corporation as two transactions. First, there will be a tax-free exchange of the old shares for a like number of shares under Section 1036 of the Code, with such exchanged shares retaining the basis and holding periods of the old shares. Second, there will be an issuance of additional new shares having a value equal to the difference between the fair market value of all the new shares being acquired (including the exchanged shares and the additional new shares) and the aggregate option price for those shares. The employee will recognize ordinary income under Section 83 of the Code, in an amount equal to the fair market value of the additional new shares (i.e., the spread on the option). The additional new shares will have a basis equal to the fair market value of the additional new shares.

       Accordingly, upon a subsequent disposition of stock acquired upon the exercise of a nonqualified stock option, the optionee will recognize short-term or long-term capital gain or loss, depending upon the holding period of the stock equal to the difference between the amount realized upon disposition of the stock by the optionee and the optionee's basis in the stock.

       For all options, different tax rules may apply if the optionee is subject to Section 16 of the Securities Exchange Act of 1934.

                         INDEPENDENT PUBLIC ACCOUNTANTS

       The Board of Directors has appointed Arthur Andersen LLP as independent auditors to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ending December 27, 1997.

       The Board of Directors engaged Arthur Andersen LLP, certified public accountants, as independent auditors to examine the consolidated financial statements of the Corporation and its subsidiaries for the fiscal year ending December 28, 1996. A representative of Arthur Andersen LLP is expected to be present at the meeting and will have the opportunity to make a statement, if he or she so desires, and to respond to appropriate questions. The engagement of Arthur Andersen LLP was approved by the Board of Directors at the recommendation of the Audit Committee of the Board of Directors.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Corporation's officers and Directors, and persons owning more than 10% of the outstanding Common Stock of the Corporation, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, Directors, and greater than 10% holders of Common Stock are required, by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.

       Based solely on copies of such forms furnished, as provided above, the Corporation believes that during fiscal 1995, there was compliance with all
Section 16(a) filing requirements applicable to its officers, Directors, and owners of greater than 10% of its Common Stock, except that, by inadvertence, Mr. Steinmetz did not timely file one report required by Section 16(a), and Mr. Barber did not file two such reports.

                          DEADLINES FOR SUBMISSION OF
                             STOCKHOLDER PROPOSALS

       Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Corporation's Proxy Statement relating to the Annual Meeting of Stockholders to be held in 1998 must be received at the Corporation's principal executive offices in Wakefield, Massachusetts, on or before December 15, 1997. Receipt by the Corporation of any such proposal from a qualified stockholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

                                 OTHER MATTERS

       Management knows of no matters that properly may be and are likely to be brought before the meeting other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

       The cost of this solicitation will be borne by the Corporation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Corporation (none of whom will receive any extra compensation for their activities) also may solicit proxies by telephone, telegraph, and in person, and arrange for brokerage houses and other custodians, nominees, and fiduciaries to send proxies and proxy material to their principals, at the expense of the Corporation.

                                  10-K REPORT

       THE CORPORATION WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE CORPORATION'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO NORMAN S. MALLETT, VICE PRESIDENT-FINANCE, BERTUCCI'S, INC., 14 AUDUBON ROAD, WAKEFIELD, MASSACHUSETTS 01880.

                                 VOTING PROXIES

       The Board of Directors recommends an affirmative vote on all proposals specified. Proxies will be voted as specified. If signed proxies are returned without specifying an affirmative or negative vote on any proposal, the shares represented by such proxies will be voted in favor of the Board of Directors' recommendations.

                                          By order of the Board of Directors

                                          James Westra, Clerk

Wakefield, Massachusetts
April 16, 1997

/ / PLEASE MARK VOTES AS IN THIS EXAMPLE


                                                        With-
1.  Election of Directors:                   For        hold
    Nominees:  Robert L. Lestina, Jr.       / /          / /
               James Westra

2. To consider and act upon a proposal to adopt the Company's 1997 Stock Option Plan pursuant to which the number of shares reserved for issuance under such plan will be 250,000 shares of Common Stock.

                         For        Against          Abstain
                         / /         / /              / /
3. To consider and act upon a proposal to amend the Company's 1993 Stock Option Plan for Non-Employee Directors pursuant to which the number of shares reserved for issuance under such plan will be increased from 75,000 shares of Common Stock to 155,000 shares of Common Stock.

                         For       Against          Abstain
                         / /         / /              / /
4. To consider and act upon a proposal to amend the Company's 1992 Stock Purchase Plan pursuant to which the number of shares reserved for issuance under such plan will be increased from 100,000 shares of Common Stock to 200,000 shares of Common Stock.

                         For       Against          Abstain
                         / /         / /              / /
5. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting .

                         For       Against          Abstain
                         / /         / /              / /
 RECORD DATE SHARES:



                                                                   I plan to attend in person                     / /

                                                                   I do not plan to attend in person              / /

Please be sure to sign and date this Proxy.   Date:_______         Mark box at right if comments or address
                                                                   change have been noted on the reverse side of
                                                                   this card                                      / /

Shareholder sign here______________Co-owner sign here______________


DETACH CARD


                                  BERTUCCI'S, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy ballot. There are some issues related to the management and operation of your Company that require your attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the 1997 Annual Meeting of Stockholders, May 13, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Bertucci's, Inc.

PROXY                                                                 PROXY
                                   BERTUCCI'S, INC.
                         1997 ANNUAL MEETING OF STOCKHOLDERS
                                     MAY 13, 1997

The undersigned hereby appoints James Westra and Norman Mallett, and each of them, with full power and substitution, proxies to represent the undersigned at the 1997 Special Meeting of Stockholders of Bertucci's, Inc. to be held on May 13, 1997 at 10:00 a.m., at Sal and Vinnie's Sicilian Steakhouse, 776 Providence Highway, Norwood, Massachusetts, and at any adjournment or adjournments thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all the shares of BERTUCCI'S, INC. standing in the name of the undersigned upon such business as may properly come before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON ALL PROPOSALS SPECIFIED. SHARES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AS SET FORTH IN THE PROXY STATEMENT.

      PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE COMMENTS?

______________________________         ______________________________

______________________________         ______________________________

______________________________         ______________________________